Exhibit 10.6

KALA PHARMACEUTICALS, INC.
NON-QUALIFIED OPTION AGREEMENT

Kala Pharmaceuticals, Inc. (the “Company”) hereby grants the following stock option pursuant to its 2017 Equity Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Notice of Grant

Name of optionee (the “Participant”):
Grant Date:
Number of shares of the Company’s Common Stock subject to this option (“Shares”):
Option exercise price per Share:
Number, if any, of Shares that vest immediately on the grant date:
Shares that are subject to vesting schedule:
Vesting Start Date:
Final Exercise Date:

Vesting Schedule:

All vesting is dependent on the Participant remaining an Eligible Participant, as provided herein.

This option satisfies in full all commitments that the Company has to the Participant with respect to the issuance of stock, stock options or other equity securities.

KALA PHARMACEUTICALS, INC.

Signature of Participant
By:
Street Address		Name of Officer
Title:
City/State/Zip Code

KALA PHARMACEUTICALS, INC.

Non-Qualified Option Agreement
Incorporated Terms and Conditions

1.                                      Grant of Option.

This agreement evidences the grant by the Company, on the grant date (the “Grant Date”) set forth in the Notice of Grant that forms part of this agreement (the “Notice of Grant”), to the Participant of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2017 Equity Incentive Plan (the “Plan”), the number of Shares set forth in the Notice of Grant of common stock, $0.001 par value per share, of the Company (“Common Stock”), at the exercise price per Share set forth in the Notice of Grant.  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on the Final Exercise Date set forth in the Notice of Grant (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                      Vesting Schedule.

This option will become exercisable (“vest”) in accordance with the vesting schedule set forth in the Notice of Grant.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.                                      Exercise of Option.

(a)                                 Form of Exercise. Each election to exercise this option shall be in writing, in the form of the Stock Option Exercise Notice attached as Annex A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, or in such other form (which may be electronic) as is approved by the Company, together with payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b)                                 Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, director or officer of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

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(c)                                  Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the restrictive covenants (including, without limitation, the non-competition, non-solicitation, or confidentiality provisions) of any employment contract, the Non-Competition, Non-Solicitation, Confidentiality and Assignment of Inventions agreement to which the Participant is a party, if any, or any other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d)                                 Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)                                  Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship.  If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Participant is subject to an individual employment agreement with the Company or eligible to participate in a Company severance plan or arrangement, in any case which agreement, plan or arrangement contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement, plan or arrangement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

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4.                                      Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.                                      Transfer Restrictions; Clawback.

(a)                                 This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b)                                 In accepting this option, the Participant agrees to be bound by any clawback policy that the Company may adopt in the future.

6.                                      Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

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ANNEX A

KALA PHARMACEUTICALS, INC.

Stock Option Exercise Notice

Kala Pharmaceuticals, Inc.

100 Beaver Street, Suite 201

Waltham, MA 02453

Dear Sir or Madam:

I,                             (the “Participant”), hereby irrevocably exercise the right to purchase                      shares of the Common Stock, $0.001 par value per share (the “Shares”), of Kala Pharmaceuticals, Inc. (the “Company”) at $     per share pursuant to the Company’s 2017 Equity Incentive Plan and a stock option agreement with the Company dated                    (the “Option Agreement”).  Enclosed herewith is a payment of $     , the aggregate purchase price for the Shares.  The certificate for the Shares should be registered in my name as it appears below or, if so indicated below, jointly in my name and the name of the person designated below, with right of survivorship.

Dated:

Signature
Print Name:

Address:

Name and address of persons in whose name the Shares are to be jointly registered (if applicable):

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KALA PHARMACEUTICALS, INC.

NON-QUALIFIED OPTION AGREEMENT

Kala Pharmaceuticals, Inc. (the “Company”) hereby grants the following stock option pursuant to its 2017 Equity Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Notice of Grant

Name of optionee (the “Participant”):
Grant Date:
Number of shares of the Company’s Common Stock subject to this option (“Shares”):
Option exercise price per Share:
Number, if any, of Shares that vest immediately on the grant date:
Shares that are subject to vesting schedule:
Vesting Start Date:
Final Exercise Date:

Vesting Schedule:

All vesting is dependent on the Participant remaining an Eligible Participant, as provided herein.

This option satisfies in full all commitments that the Company has to the Participant with respect to the issuance of stock, stock options or other equity securities.

KALA PHARMACEUTICALS, INC.

Signature of Participant
By:
Street Address		Name of Officer
Title:
City/State/Zip Code

KALA PHARMACEUTICALS, INC.

Non-Qualified Option Agreement

Incorporated Terms and Conditions

1.                                      Grant of Option.

This agreement evidences the grant by the Company, on the grant date (the “Grant Date”) set forth in the Notice of Grant that forms part of this agreement (the “Notice of Grant”), to the Participant of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2017 Equity Incentive Plan (the “Plan”), the number of Shares set forth in the Notice of Grant of common stock, $0.001 par value per share, of the Company (“Common Stock”), at the exercise price per Share set forth in the Notice of Grant.  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on the Final Exercise Date set forth in the Notice of Grant (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                      Vesting Schedule.

This option will become exercisable (“vest”) in accordance with the vesting schedule set forth in the Notice of Grant. Notwithstanding the foregoing, upon the consummation of a Change in Control Event (as defined below), the then-remaining unvested portion of the option shall immediately vest and become fully exercisable.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

For purposes of this Agreement a “Change in Control Event” is the occurrence of any of the following events: (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) fifty percent (50%) or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company or (2) any acquisition by any entity pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or (ii) a change in the composition of the Board that results in the

Continuing Directors (as defined below) no longer constituting a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of the Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company, or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two (2) conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one (1) or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then- outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or (iv) the liquidation or dissolution of the Company

3.                                      Exercise of Option.

(a)              Form of Exercise. Each election to exercise this option shall be in writing, in the form of the Stock Option Exercise Notice attached as Annex A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, or in such other form (which may be electronic) as is approved by the Company, together with payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b)              Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, director or officer of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)              Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the restrictive covenants (including, without limitation, the non-competition, non-solicitation, or confidentiality provisions) of any employment contract, the Non-Competition, Non-Solicitation, Confidentiality and Assignment of Inventions agreement to which the Participant is a party, if any, or any other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d)             Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)              Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship.  If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Participant is subject to an individual employment agreement with the Company or eligible to participate in a Company severance plan or arrangement, in any case which agreement, plan or arrangement contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement, plan or arrangement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

4.                                      Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.                                      Transfer Restrictions; Clawback.

(a)             This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b)             In accepting this option, the Participant agrees to be bound by any clawback policy that the Company may adopt in the future.

6.                                      Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

ANNEX A

KALA PHARMACEUTICALS, INC.

Stock Option Exercise Notice

Kala Pharmaceuticals, Inc.

100 Beaver Street, Suite 201

Waltham, MA 02453

Dear Sir or Madam:

I,                             (the “Participant”), hereby irrevocably exercise the right to purchase                      shares of the Common Stock, $0.001 par value per share (the “Shares”), of Kala Pharmaceuticals, Inc. (the “Company”) at $     per share pursuant to the Company’s 2017 Equity Incentive Plan and a stock option agreement with the Company dated                    (the “Option Agreement”).  Enclosed herewith is a payment of $     , the aggregate purchase price for the Shares.  The certificate for the Shares should be registered in my name as it appears below or, if so indicated below, jointly in my name and the name of the person designated below, with right of survivorship.

Dated:

Signature
Print Name:

Address:

Name and address of persons in whose name the Shares are to be jointly registered (if applicable):